UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2010
OMNIAMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34605	27-0983595

(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas	76107

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 367-4640
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
      On November 4, 2010, OmniAmerican Bancorp, Inc. (the “Company”) issued a press release regarding its results of operations for the three and nine month periods ended September 30, 2010. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated November 4, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.
DATE: November 4, 2010	By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer

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